UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event reported):  September 13, 2006

TRC COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9947	06-0853807
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

21 Griffin Road North, Windsor, Connecticut 06095

(Address of Principal Executive Offices) (Zip Code)

(860) 298-9692

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition

On September 13, 2006, TRC Companies, Inc. issued a news release announcing the delay in filing of the Company’s Form 10-K for the fiscal quarter and year ended June 30, 2006.  A copy of the news release is attached hereto as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                      Financial Statements and Exhibits

(c)                                Exhibits.

Exhibit Number	Description
99.1	News Release titled “TRC Announces Delay in Filing of Form 10-K for Fiscal 2006”, dated September 13, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2006		TRC Companies, Inc.

	By:	/s/ Carl d. Paschetag, Jr.
Carl d. Paschetag, Jr.
Senior Vice President and
Chief Financial Officer